UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2019

Knowles Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1151 Maplewood Drive, Itasca, IL		60143
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (630) 250-5100 ______________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

Pursuant to the Amended and Restated Certificate of Incorporation of Knowles Corporation (the “Company”), as amended (the “Charter”) and the Amended and Restated By-Laws of the Company, as amended (the “Bylaws”), each class of the board of directors of the Company (the “Board”) must consist, as nearly as may be possible, of an equal number of directors. Following the resignation of Jean-Pierre Ergas as a Class III director of the Board on May 1, 2018, the Board consisted of three Class I directors, four Class II directors and two Class III directors.

In order to ensure that each class of the Board consists, as nearly as may be possible, of an equal number of directors, on April 4, 2019, Dr. Cheryl Shavers resigned from her position as a Class II director. Following her resignation, the remaining members of the Board immediately reappointed Dr. Shavers as a Class III director. Dr. Shavers was also reappointed to the Audit Committee and the Governance and Nominating Committee.

Dr. Shavers’ resignation and reappointment were effected solely to ensure that each class of the Board would consist, as nearly as may be possible, of an equal number of directors, as required by the Charter and Bylaws. For all other purposes, Dr. Shavers’ service on the Board is deemed to have continued uninterrupted without any break in service since 2017, when she first joined the Board. Dr. Shavers has been nominated to stand for election as a Class III director at the Company’s 2019 Annual Meeting of Shareholders.

Important Additional Information and Where to Find It

The Company has filed a preliminary proxy statement on Schedule 14A and accompanying WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2019 Annual Meeting of Shareholders (the “Preliminary Proxy Statement”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the proxy statement and accompanying WHITE proxy card, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at www.investor.knowles.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

The Company, its directors, its nominees for election as director and certain executive officers may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company’s 2019 Annual Meeting of Shareholders. The Company’s Preliminary Proxy Statement contains information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s directors and executive officers in the Company’s securities. In the event that holdings of the Company’s securities change from the amounts printed in the Preliminary Proxy Statement, such changes will be set forth in SEC filings on Forms 3, 4, and 5, which can be found on the SEC’s website at www.sec.gov or the Company’s website at www.investor.knowles.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. Further Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement in connection with its 2018 Annual Meeting of Shareholders. Updated information regarding the identities of potential participants, and their direct or indirect interests, by security holdings or otherwise, and the Company’s directors and executive officers will be set forth in the Company’s definitive proxy statement in connection with the 2019 Annual Meeting of Shareholders and other relevant documents to be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: April 10, 2019	By: /s/ Thomas G. Jackson
Thomas G. Jackson
Senior Vice President, General Counsel & Secretary

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